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                                                                  EXHIBIT 10.1.5

                               AMENDMENT NO. 5 TO
                          $325,000,000 CREDIT AGREEMENT


         AMENDMENT NO. 5, dated as of January 14, 2003 (this "Amendment No. 5"), to the Credit Agreement dated as of July 26, 2000 among NTELOS Inc., a Virginia corporation (formerly known as CFW Communications Company and referred to herein as the "Borrower"), the Subsidiary Guarantors party thereto, the Lender Parties party thereto, Morgan Stanley Senior Funding, Inc. ("MSSFI"), as Lead Arranger, Sole Book Runner and Administrative Agent, Wachovia Bank, National Association (formerly known as First Union National Bank), as Syndication Agent, SunTrust Bank, as Documentation Agent, Morgan Stanley & Co., Incorporated ("MS&Co."), as Collateral Agent, Bank of America, N.A., as Managing Agent, and Branch Banking and Trust Company, as Managing Agent, as amended by Amendment No. 1 thereto dated as of July 23, 2001, Amendment No. 2 thereto dated as of November 14, 2001, Amendment No. 3 thereto dated as of March 6, 2002, the Letter Amendment thereto dated as of April 11, 2002, and Amendment No. 4 and Waiver No. 1 thereto dated as of November 29, 2002 (as heretofore so amended or otherwise modified, the "Credit Agreement").

         PRELIMINARY STATEMENTS:

         (1) It is the intention of MSSFI to resign as Administrative Agent and of MS&Co. to resign as Collateral Agent, in each case as to all Facilities.

         (2) In connection with the foregoing resignations, each of the Lender Parties and the Borrower have heretofore indicated their willingness, on the terms and conditions set forth below, to appoint, or in the case of the Borrower, to approve, successor Agents and to amend certain provisions of the Credit Agreement, all as more fully described herein.

         SECTION 1. Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

         (b) On and after the effectiveness of this Amendment No. 5, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 5.

         SECTION 2. Resignation. In accordance with Section 7.06 of the Credit Agreement, MSSFI hereby resigns as Administrative Agent, and MS&Co. hereby resigns as Collateral Agent, in each case effective as of the date hereof as to all of the Facilities. This Section 2 shall constitute notice of such resignations as required pursuant to Section 7.06 of the Credit Agreement.

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         SECTION 3. Appointment of Successor Administrative Agent. In accordance with Section 7.06 of the Credit Agreement, the Lenders party hereto hereby appoint, and the Borrower hereby approves, Wachovia Bank, National Association ("Wachovia") as successor Administrative Agent as to all Facilities (in such capacity, the "Successor Administrative Agent"). Wachovia hereby accepts its appointment as Successor Administrative Agent. Effective as of the date hereof, the Successor Administrative Agent shall succeed to and become vested with all of the rights, powers, privileges and duties of Administrative Agent under the Loan Documents, and MSSFI shall be discharged from all duties and obligations as Administrative Agent.

         SECTION 4. Appointment Of Successor Collateral Agent. In accordance with Section 7.06 of the Credit Agreement, the Lenders party hereto hereby appoint, and each Loan Party hereby approves, Wachovia as successor Collateral Agent as to all Facilities (in such capacity, the "Successor Collateral Agent") and vest Wachovia with all of the rights, powers, privileges and duties of Collateral Agent under the Collateral Documents and each other applicable Loan Document. Wachovia hereby accepts its appointment as Successor Collateral Agent. The appointment of Wachovia as Collateral Agent shall be effective immediately upon the effectiveness of this Amendment and (notwithstanding anything to the contrary in such Section 7.06) Wachovia shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of Collateral Agent and MS&Co. shall be discharged from all duties and obligations as Collateral Agent. MS&Co. agrees to execute, deliver, file and/or record any instruments, agreements, certificates or other documents (or amendments or supplements thereto) reasonably requested by Wachovia (and at the sole cost and expense of the Borrower) to continue the perfection of the Liens granted by the Collateral Documents.

         SECTION 5. Further Assurances. Each of MS&Co. and Wachovia shall promptly take such actions as each of them deems necessary or desirable to give effect to the agreements set forth herein.

         SECTION 6. Provisions Governing Agents. With respect to any actions taken or omitted to be taken as an Agent prior to its resignation or discharge from such capacity, each of MSSFI and MS&Co. are entitled to the full benefits of the applicable provisions of the Loan Documents (including, without limitation, Sections 7.05(a) and 9.04 of the Credit Agreement).

         SECTION 7.  Amendments.  The Credit Agreement is hereby amended by:

                  (a) amending Section 1.01 thereof by:

                          (i) replacing the words "Section 2.06(b)(ii)(A) and
                  (D)" in clause (b)(vii) of the definition of "Excess Cash Flow" with the words "Section 2.06(b)(ii)(A) and (B)".

                           (ii) inserting the following new definition in the
                  appropriate alphabetical order:

                          "MS&Co." means Morgan Stanley & Co. Incorporated."

                  (b) inserting immediately after the phrase "MS&Co." in the second sentence of Section 2.15(c) the words "or with such other bank

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         or other financial institution as the Administrative Agent shall designate", and inserting immediately after the phrase "MS&Co.'s" in the third sentence thereof the words "(or such other bank's or financial institution's)".

                  (c) amending and restating Section 7.03 thereof to read in its entirety as follows:

                          "SECTION 7.03 Agents and Affiliates. With respect to
                  its Commitments, the Advances made by it and the Notes issued to it, each Agent (whether current or former) shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not an Agent; and the term "Lender Party" or "Lender Parties" shall, unless otherwise expressly indicated, include such Agent in its individual capacities. Each Agent (whether current or former) and its respective affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person that may do business with or own securities of any Loan Party or any such Subsidiary, all as if such Agent was not an Agent and without any duty to account therefor to the Lender Parties."

         SECTION 8. Effectiveness. This Amendment No. 5 shall become effective as of the date first above written upon receipt by each of MSSFI and the Successor Administrative Agent of (i) counterparts hereof executed by the Required Lenders and the Borrower, and (ii) counterparts of the Consent attached hereto as Annex I executed by each Grantor.

         SECTION 9. Counterparts. This Amendment No. 5 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 10. Governing Law. This Amendment No. 5 shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed as of the date first above written.



                                 MORGAN STANLEY SENIOR FUNDING, INC.
                                 as Lender and as resigning Administrative Agent

                                 By:      ____________________________
                                          Name:
                                          Title:

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                                 MORGAN STANLEY & CO. INCORPORATED
                                 as resigning Collateral Agent

                                 By:      ____________________________
                                          Name:
                                          Title:


                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                 as successor Administrative Agent, successor
                                 Collateral Agent, and Lender

                                 By:       ____________________________
                                           Name:
                                           Title:


                                 NTELOS INC.,
                                 as Borrower

                                 By:       ____________________________
                                           Name:
                                           Title:


                                 [Lenders]

                                 By:      ____________________________
                                          Name:
                                          Title:

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